UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         July 20, 2005

Hibernia Corporation
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation)	1-10294 (Commission File Number)	72-0724532 (IRS Employer Identification No.)
313 Carondelet Street, New Orleans, Louisiana 70130 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (504) 533-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On July 20, 2005, the Board of Directors of Hibernia Corporation (the “Company”) approved the adoption of a 2005 Supplemental Stock Compensation Plan, effective as of January 1, 2005. The plan provides benefits to a select group of management and highly compensated employees of the Company and its subsidiaries and is designed to comply with the requirements of The American Jobs Creation Act of 2004. The plan is funded by an annual Company contribution calculated with respect to the limits imposed under the Internal Revenue Code, as amended, applicable to the Company’s contribution under its Employee Stock Ownership Plan, a tax qualified plan. Contributions are expressed and remain invested in the form of units representing shares of the Company’s common stock. Distributions are made in the form of cash after employment ends.

Item 9.01. Financial Statements and Exhibits.

    (c)        The exhibit listed below is being filed pursuant to Item 1.01 hereof as a part of this current report on Form 8-K.

Exhibit No.        Description

10.1                      Hibernia Corporation 2005 Supplemental Stock Compensation Plan

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2005	HIBERNIA CORPORATION (Registrant) By: /s/ Cathy E. Chessin Cathy E. Chessin Executive Vice President, Secretary and Corporate Counsel

EXHIBIT INDEX

Exhibit No.        Description

10.1                   Hibernia Corporation 2005 Supplemental Stock Compensation Plan

Exhibit 10.1

HIBERNIA CORPORATION

2005 SUPPLEMENTAL STOCK COMPENSATION PLAN

HIBERNIA CORPORATION 2005 SUPPLEMENTAL STOCK COMPENSATION PLAN

INDEX
Page
ARTICLE I - PURPOSE	*

ARTICLE II - DEFINITIONS	*

ARTICLE III - ELIGIBILITY AND PARTICIPATION	*

ARTICLE IV - AWARDS AND ACCOUNTS	*
Establishment of Accounts	*
Status of Accounts	*
Credits and Other Adjustments	*
Vesting	*
Valuation Notice	*
ARTICLE V - BENEFITS	*
Initial Payment Procedures	*
Forms of Distribution	*
Time of Payment	*
Benefit Amount	*
Manner of Payment	*
Schedule A	*
Status as a Key Employee	*
Small Payments	*
ARTICLE VI - DEATH BENEFITS	*
Beneficiary Designation	*
Participant's Death Before Benefit Eligibility Date	*
Participant's Death During Installment Period	*
Death of Beneficiary	*
Small Payments	*
ARTICLE VII - TERMINATION BENEFITS; HARDSHIP WITHDRAWALS	*
Termination Benefit	*
Hardship Withdrawals	*
ARTICLE VIII - PLAN ADMINISTRATION	*
Powers	*
Payments	*
Delegation of Administrative Authority	*
Claims	*
Fees and Expenses	*
Facility of Payment	*
Adjustment	*
ARTICLE IX - PARTICIPANTS' RIGHTS	*
Spendthrift Provision	*
No Continued Employment	*
Obligation for Benefit Payments	*
Taxes	*
Shareholder Rights	*
ARTICLE X - MISCELLANEOUS	*
Termination of Plan	*
Code Section 409A	*
Inurement	*
No Effect on Other Benefits	*
Amendment and Modification	*
Governing Law	*
Merger or Consolidation	*
Entire Plan	*
EXHIBIT A - Initial Participants	*

         HIBERNIA CORPORATION
2005 SUPPLEMENTAL STOCK COMPENSATION PLAN

        Hibernia Corporation, a corporation organized and existing under the laws of the State of Louisiana (the “Company”), hereby adopts the 2005 Supplemental Stock Compensation Plan, to be effective as of January 1, 2005 (the “Effective Date”), as more fully set forth herein (the “Plan”).

ARTICLE I
PURPOSE

        The Plan is intended to be an unfunded deferred compensation arrangement for the benefit of certain officers, managers or other key employees of the Company and its Affiliates (as defined below), within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). As such, this Plan is not intended to constitute an employee benefit plan under ERISA, which is subject to the provisions of Parts 2, 3 and 4 of Title I of ERISA. In accordance with such intent, any obligation of the Company or its Affiliates to pay benefits hereunder shall be deemed to be an unsecured promise, and any right of a Participant (as defined below) or Beneficiary (as defined below) to enforce such obligation shall be solely as a general creditor of the Company. The Plan is not intended to constitute a qualified employee benefit plan within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

ARTICLE II
DEFINITIONS

        2.1      Account means one or more bookkeeping entries maintained by the Company with respect to each Participant hereunder.

        2.2      Adjustment Date means the date on which a Share Equivalent Unit or a Dividend Equivalent Unit is allocated to an Account hereunder. There shall be a single Adjustment Date for the allocation of Share Equivalent Units and Dividend Equivalent Units hereunder, which date shall be designated by the Committee and shall not be earlier than April 1st nor later than June 30th of the calendar year following the last day of the year with respect to which a related allocation is made under the ESOP.

        2.3      Affiliate means any corporation or other form of entity of which the Company owns, directly or indirectly, 80% or more of the total combined voting power of all classes of stock or other equity interests, provided that such entity is designated by the Committee as a participating entity hereunder.

        2.4      Beneficiary means the person, persons, entity or entities designated by a Participant in accordance with Section 6.1 hereof. If no Beneficiary is designated with respect to the Plan, a Participant’s designation made under the Prior Plan shall control; if there is no such designation or such designation cannot be administered, a Participant’s designation under the ESOP (or the default provisions thereof) shall control.

        2.5      Benefit Eligibility Date means the date on which a Participant’s Account is eligible for payment hereunder, which shall be designated on Schedule A hereto; provided, however, that in no event shall such date be earlier than the date on which a Participant ceases to be employed by the Company and its Affiliates. Initial Benefit Eligibility Date means the Benefit Eligibility Date designated by a Participant in accordance with Section 5.1 hereof or, if no such date is designated, the date on which the Participant ceases to be employed by the Company and its Affiliates for any reason.

        2.6      Board or Board of Directors means the Board of Directors of the Company.

        2.7      Committee means the Executive Compensation Committee of the Board, which shall act as the administrator of this Plan.

        2.8      Common Stock means no par value common stock issued by the Company.

        2.9      Dividend Equivalent Unit means a bookkeeping entry representing the number of shares of Common Stock obtained by dividing (a) the Fair Market Value of any dividend or other distribution paid or made by the Company with respect to a share of Common Stock, other than a distribution made in the form of Common Stock, by (b) the Fair Market Value of a share of Common Stock determined as of the applicable dividend payment date.

        2.10      Eligibility Date means the date on which a Participant attains age 55.

        2.11      Fair Market Value means the closing sales price of a share of Common Stock as reported on the New York Stock Exchange Composite Transaction reporting system as of the date on which such value is determined or, if no sales occurred on such date, such value shall be determined as of the immediately preceding date on which there were such sales.

        2.12      Participant means an officer, manager or other key employee of the Company or its Affiliates for whom an Account is maintained hereunder.

        2.13      Payment Date means the first business date that follows each March 31st or September 30th or such other dates as may be designated, from time to time, by the Committee, subject to the limitation set forth in Section 5.6 hereof.

        2.14      Plan means this 2005 Supplemental Stock Compensation Plan, as the same may be amended, restated or replaced from time to time.

        2.15      Plan Year means the 12-month period beginning each January 1st and ending each December 31st.

        2.16      Prior Plan means the Company’s Supplemental Stock Compensation Plan for Key Management Employees, which was first approved on January 22, 1996, and with respect to which awards thereunder ceased as of December 31, 2004.

        2.17      Qualified Plan Limitation means any limitation imposed under the Code that may adversely affect the amount allocable to each Participant’s account maintained under the Company’s Employee Stock Ownership Plan (the “ESOP”), from time to time, including, but not limited to, the compensation limit imposed under Code Section 401(a)(17), the annual addition limitations imposed under Code Section 415, and the limitations on the definition of the term “compensation” imposed under Code Section 414(s). The Committee shall determine the Qualified Plan Limitations applicable in any Plan Year; any such determination shall be conclusive and binding upon all Participants hereunder.

        2.18      Schedule A means one or more schedules or other writings acceptable to the Committee (or its designee) that provide for the distribution of a Participant’s Account and include (a) the designation of a Benefit Eligibility Date, and/or (b) an election as to a form of benefit payment. The terms of any such Schedule A are incorporated in this Plan by this reference.

        2.19      Share Equivalent Unit means a bookkeeping entry representing one share of Common Stock.

        2.20      Unforeseeable Emergency means the occurrence of a severe financial hardship. Such hardship shall be attributable to a sudden and unexpected illness or accident of the Participant or his or her spouse or dependents, the loss of property due to casualty or similar extraordinary and unforeseeable circumstances beyond the control of a Participant.

        2.21      Units means Share Equivalent Units and Dividend Equivalent Units, collectively.

        2.22      Valuation Date means each December 31st and such other dates as may be designated, from time to time, by the Committee. Annual Valuation Date means December 31st.

        2.23      Other Definitions. The term “Initial Form of Distribution” shall have the meaning ascribed to it in Section 5.1 hereof; the term “Installment Period” shall have the meaning ascribed to it in Section 5.2a hereof; the term “Key Employee” shall have the meaning ascribed to it in Section 5.7 hereof.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

        Officers, managers or other key employees of the Company or an Affiliate shall participate hereunder when designated by the Committee, which designation may be made individually or by groups or categories, in the discretion of the Committee. The Committee shall notify each such officer, manager or other key employee of his or her eligibility to participate in this Plan. Without the necessity of further action, Participants hereunder shall include those individuals listed on Exhibit A hereto, which shall be deemed a part of the Plan by this reference.

ARTICLE IV
AWARDS AND ACCOUNTS

        4.1      Establishment of Accounts. The Company shall establish and maintain an Account with respect to each Participant hereunder. Each such Account shall be credited with such Share Equivalent Units and Dividend Equivalent Units as may be made for the benefit of each Participant hereunder in accordance with Section 4.3 hereof. The Committee may direct the establishment and maintenance of such additional Account or Accounts for such purpose or purposes as the Committee may deem necessary or appropriate, including, but not limited to, the designation of multiple Benefit Eligibility Dates or methods of distribution.

        4.2      Status of Accounts. Accounts established hereunder shall be bookkeeping entries only. The establishment and maintenance of such Accounts shall not be deemed to create a trust or other form of fiduciary relationship between the Company (or an Affiliate) and any Participant or Beneficiary or otherwise create, for the benefit of any Participant or Beneficiary, an ownership interest in or expectation of any specific asset of the Company (or of any Affiliate).

        4.3      Credits and Other Adjustments. As of the Effective Date, each Participant’s Account shall be credited with the initial balance set forth on Exhibit A hereto. Thereafter, as of each Adjustment Date, each Participant’s Account or Accounts hereunder shall be credited with Share Equivalent Units or Dividend Equivalent Units, as the case may be, as follows:

a.

There shall be credited to the Participant’s Account the number of Share Equivalent Units equal to the difference between (i) the number of shares of Common Stock that would have been allocated to such Participant’s ESOP Account, determined as if the Qualified Plan Limitations did not apply, and (ii) the number of shares of Common Stock actually allocated to such Participant’s ESOP Account.

b.

There shall be allocated to the Participant’s Account the number of Share Equivalent Units equal to (i) the difference between the amount of any cash contribution that would have been allocated to the Participant’s ESOP Account if the Qualified Plan Limitations did not apply and the amount of cash actually allocated to such Participant’s ESOP Account, divided by (ii) the Share Price determined as of such Adjustment Date.

c.	There shall be credited to the Participant’s Account one Dividend Equivalent Unit for each Share Equivalent Unit then credited to the Participant’s Account.

d.

There shall be credited to the Participant’s Account Dividend Equivalent Units representing the number of shares of Common Stock issued by the Company in a stock dividend, stock split or similar transaction with respect to the number of shares of Common Stock represented by the Units then allocated to such Account.

e.	Each such Account shall be reduced by the amount of any payment or other form of distribution or withdrawal made since the immediately preceding Adjustment Date.

        4.4      Vesting. Amounts credited to a Participant’s Account or Accounts hereunder shall be vested and nonforfeitable in accordance with the vesting provisions set forth in the ESOP.

        4.5      Valuation Notice. Not less frequently than once each Plan Year, the Committee (or its designee) shall furnish each Participant with a valuation notice which includes the amounts credited to the Participant’s Accounts as of such date and the adjustments described in Section 4.3 hereof since the immediately preceding notice.

ARTICLE V
BENEFITS

        5.1      Initial Payment Procedures. As of the date on which a Participant is first designated as such hereunder (or as of a later date permitted by the Committee in accordance with applicable law), he or she shall furnish a Schedule A to the Committee, which shall designate his or her Initial Benefit Eligibility Date and the form in which his or her Account shall be distributed (the “Initial Form of Distribution”). If a Participant fails to provide such election within the time specified by the Committee, he or she shall be deemed to have elected (a) a single-sum payment as his or her Initial Form of Distribution, and (b) to receive his or her Account as of his or her Initial Benefit Eligibility Date.

        5.2      Forms of Distribution. A Participant shall be entitled to elect one of the following forms of distribution on Schedule A hereto:

a.

Substantially equal annual installment payments for a period designated by such Participant, but not in excess of 20 consecutive years (such designated period referred to as the “Installment Period”); or

b.	A single-sum payment.

Unless otherwise permitted by the Committee, any such designation shall apply to the aggregate value of his or her Account.

        5.3      Time of Payment. Payment of an Account hereunder shall be made or commence as of the Payment Date that corresponds with or immediately follows a Participant’s Benefit Eligibility Date and, with respect to installment payments, each anniversary of such Payment Date during the Installment Period.

        5.4      Benefit Amount. The amount of a Participant's benefit payable hereunder shall be determined in accordance with the following rules:

a.

If such benefit is paid in the form of a single-sum, such benefit shall equal the aggregate vested amount credited to such Participant’s Account or Accounts as of the Valuation Date that coincides with or immediately precedes the applicable Payment Date.

b.

If such benefit is paid in the form of installments, the amount of each annual installment shall equal the vested amount credited to such Participant’s Account or Accounts as of the Valuation Date that coincides with or immediately precedes the applicable Payment Date, multiplied by a fraction (i) the numerator of which is one, and (ii) the denominator of which is the number of annual installments then remaining to be paid pursuant to the Participant’s Schedule A. During the Installment Period, the Participant’s Account or Accounts shall be credited with Dividend Equivalent Units as of each Adjustment Date in accordance with the provisions of Section 4.3 hereof.

        5.5      Manner of Payment. Benefits hereunder shall be paid in the form of cash, which shall be determined as of the Valuation Date determined in accordance with Section 5.4 hereof, by multiplying (a) the Fair Market Value of a share of Common Stock as of such date, by (b) the number of whole and fractional Units then allocated to a Participant’s Account or Accounts.

        5.6      Schedule A. A Participant shall be entitled to modify his or her Initial Form of Distribution and/or Initial Benefit Eligibility Date by delivery of a Schedule A to the Committee or its designee, provided that:

a.	Any such modification shall be effective no earlier than 12 months following the date on which it is received and accepted by the Committee;

b.

With respect to distributions to be made at a specified time or pursuant to a fixed installment schedule, any such modification shall be received and accepted not less than 12 months prior to the date on which distributions are otherwise scheduled to commence;

c.	Any such modification shall designate a Benefit Eligibility Date that is not less than five years after the Benefit Eligibility Date then in effect; and

d.	Any such modification as to the manner of payment shall not result in the acceleration of payments hereunder.

        5.7      Status as a Key Employee. If a Participant is a Key Employee as of the date on which he or she ceases to be employed by the Company and its Affiliates (or as of such other date as may be prescribed under Code Section 409A), then in no event shall such Participant’s Payment Date (or initial Payment Date, if such Participant’s Account is payable in the form of installments) be less than six months after the date of such Participant’s cessation of employment with the Company and its Affiliates. For this purpose a “Key Employee” shall be an employee described in Code Section 416(i), as may be modified by Code Section 409A.

        5.8      Small Payments. If the value of a benefit payable hereunder is $10,000 or less, then notwithstanding any provision of this Plan to the contrary, the Committee shall distribute such amount to the Participant in the form of a single-sum payment as of the Payment Date that coincides with or immediately follows his or her Initial Benefit Eligibility Date, and no additional benefit shall be payable hereunder.

ARTICLE VI
DEATH BENEFITS

        6.1      Beneficiary Designation. A Participant shall be entitled to designate one or more Beneficiaries on forms provided by the Committee. Any such designation may be modified by delivery of a new designation to the Committee. Any designation or modification shall be effective upon its receipt and acceptance by the Committee.

        6.2      Participant’s Death Before Benefit Eligibility Date. If a Participant dies before his or her Benefit Eligibility Date, the Participant’s Beneficiary shall be paid a benefit in the form of a single-sum payment as of the Payment Date that coincides with or immediately follows the date of the Participant’s death. The amount of such benefit shall equal the vested portion of the Participant’s Account or Accounts, determined as of the deceased Participant’s date of death.

        6.3      Participant’s Death During Installment Period. If a Participant dies during his or her Installment Period, the Company shall pay to the Participant’s Beneficiary the remaining installment payments otherwise payable to the deceased Participant, at such times and in such amounts as would have been paid to such Participant.

        6.4      Death of Beneficiary. In the event of the death of a Beneficiary, the remaining benefit to which such Beneficiary was entitled at the time of such Beneficiary’s death, if any, shall be payable to the beneficiary or beneficiaries designated in writing, by such Beneficiary on a form submitted by such Beneficiary and accepted by the Committee. If the Beneficiary fails to provide a designation or such designation cannot be administered, any remaining benefit shall be paid to the estate of such Beneficiary.

        6.5      Small Payments. If the value of a benefit payable hereunder is $10,000 or less, then notwithstanding any provision of this Plan to the contrary, the Committee shall distribute such amount to the affected Beneficiary or Beneficiaries in the form of a single-sum payment as of the Payment Date that coincides with or immediately follows the date of the Participant’s death, and no additional benefit shall be payable hereunder.

ARTICLE VII
TERMINATION BENEFITS; HARDSHIP WITHDRAWALS

        7.1      Termination Benefit. If a Participant ceases to be employed by the Company and its Affiliates prior to his or her Eligibility Date, for any reason, he or she shall receive the vested amount then credited to his or her Account or Accounts in the form of a single-sum payment, which payment shall be in lieu of any benefit otherwise payable hereunder and shall be subject to the following:

a.	The amount of such benefit shall be determined in accordance with the provisions of Section 5.4 hereof; and

b.

Such benefit shall be distributed as of the Payment Date that coincides with or immediately follows the date on which such Participant ceases to be employed by the Company and its Affiliates, subject to the provisions of Section 5.7 hereof.

        7.2      Hardship Withdrawals. If a Participant experiences an Unforeseeable Emergency, such Participant shall be permitted to withdraw all or a portion of his or her vested Accounts in the form of an immediate single-sum payment, subject to the limitations set forth below:

a.

A request for withdrawal shall be made, in writing, and shall set forth the circumstances surrounding the Unforeseeable Emergency. As a condition and part of such request, the Participant shall provide to the Committee his or her written representation that (i) the hardship cannot be relieved by insurance or other reimbursement reasonably available to the Participant, (ii) the hardship can only be relieved by liquidation of the Participant’s assets and any such liquidation would itself result in severe damage or injury to the Participant, and (iii) the Participant has no reasonable borrowing capacity to relieve the hardship. The Committee shall be entitled to request such additional information as may be reasonably required to determine whether an Unforeseeable Emergency exists and the amount of the hardship and to establish additional conditions precedent to the review or granting of a request for a withdrawal on account of an Unforeseeable Emergency.

b.

If the Committee determines that an Unforeseeable Emergency exists, the Committee shall authorize the immediate distribution of an amount required to meet the financial need created by such hardship, including any taxes payable on account of such withdrawal.

ARTICLE VIII
PLAN ADMINISTRATION

        8.1      Powers. This Plan and all matters related thereto shall be administered by the Committee. The Committee shall have the power and authority to interpret the provisions of this Plan and shall determine all questions arising under the Plan including, without limitation, all questions concerning administration, eligibility, the determination of benefits hereunder, and the interpretation of any form or other document related to this Plan. In addition, the Committee shall have the authority to prescribe, amend and rescind rules and administrative procedures relating to the operation of this Plan and to correct any defect, supply any omission or reconcile any inconsistency in this Plan.

        Any determination by the Committee need not be uniform as to all or any Participant hereunder. Any such determination shall be conclusive and binding on all persons. The Committee shall engage the services of such independent actuaries, accountants, attorneys and other administrative personnel as it deems necessary to administer the Plan.

        8.2      Payments. The Committee shall have the power and authority to finally determine the time and amount of any distribution or withdrawal hereunder, subject to the provisions of this Plan and each Participant’s Schedule A.

        8.3      Delegation of Administrative Authority. The Committee, in its sole discretion, may delegate to the appropriate officers of the Company or its Affiliates all or any portion of the power and authority granted to it hereunder, subject to any limitations imposed under applicable Federal or state securities laws. When acting in accordance with such delegation, whether made orally or in writing, such officers shall be deemed to possess the power and authority granted to the Committee hereunder. Without the requirement of further action, the Committee shall be deemed to have delegated to its appropriate officers:

a.	The authority to review and administer distributions and other payments and withdrawals in accordance with the provisions of Articles VII, VIII and IX hereof; and

b.

The authority to make such ministerial amendments to this Plan or any Schedule A or other ancillary form or document related to this Plan to the extent reasonably necessary to facilitate its administration or to ensure that the Plan is deemed an unfunded plan of deferred compensation within the meaning of the Code or ERISA, including, without limitation, Code Section 409A.

        8.4      Claims. If a Participant (or Beneficiary) believes a benefit or distribution is due under the Plan, he or she may request the distribution of such benefit, in writing, on forms acceptable to the Committee. At such time, the Participant (or Beneficiary) will be given the information and materials necessary to complete any request for the distribution of a benefit.

        If the request for distribution is disputed or denied by the Committee, the following action shall be taken:

a.

First, the Participant (or the Beneficiary) shall be notified, in writing, of the dispute or denial as soon as possible (but no later than 90 days) after receipt of the request for a distribution. The notice shall set forth the specific reasons for the denial, including any relevant provisions of the Plan, and shall explain the review procedure of the Plan.

b.

Second, the Participant (or the Beneficiary) shall be entitled to a full review of his or her request for a distribution. A Participant (or Beneficiary) desiring a review of the dispute or denial must request such review, in writing, not later than 60 days after the notification of the dispute or denial is received. During the review, the Participant (or the Beneficiary) may be represented and shall have the right to inspect all documents pertaining to the dispute or denial.

        The Committee shall render its decision within 60 days after receipt of the request for the review. In the event special circumstances require an extension of time, the Committee shall notify the Participant (or Beneficiary), in writing, and the decision shall be rendered no later than 120 days after the receipt of the request. The decision of the Committee shall be in writing. The decision shall include specific reasons for the action taken and specific references to the Plan provisions on which the decision is based.

        8.5      Fees and Expenses. The Company shall bear all costs, fees and expenses associated with the establishment, administration, and maintenance of the Plan.

        8.6      Facility of Payment. If the Committee determines that any person to whom a benefit is payable hereunder is or may be unable to care for his or her affairs on account of an illness or accident, or is a minor, then any benefit due such person may be paid to such person’s spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person. Any such payment shall be deemed to discharge, in full, the liability of the Plan and the Company therefor.

        8.7      Adjustment. In the event of any merger, consolidation or other reorganization of the Company, there shall be substituted for each of the Units then subject to the Plan the number and kind of shares of stock or other securities to which the holders of Common Stock are entitled in such transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the number of shares of Common Stock then outstanding for which the Company does not receive consideration, the number of Units then subject to the Plan shall be adjusted in proportion to the change in outstanding shares of Common Stock.

ARTICLE IX
PARTICIPANTS’ RIGHTS

        9.1      Spendthrift Provision. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber any amount payable hereunder. No amount payable under this Plan shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debt, judgment, alimony or separate maintenance owed by a Participant or any other person. No amount payable under this Plan shall be transferable by operation of law in the event of a Participant’s or other person’s bankruptcy or insolvency.

        9.2      No Continued Employment. No Participant shall have any right to continue in the employ of the Company or an Affiliate for any period of time or any right to continue his or her present or any other rate of compensation on account of participation in this Plan.

        9.3      Obligation for Benefit Payments. Notwithstanding any provision of this Plan to the contrary, the payment of benefits under this Plan shall remain the obligation of the Company or the Affiliate who is the employer of a Participant hereunder. In the event the Company or such Affiliate designates a third-party as the payor of the benefits and the assets of such third-party are insufficient to meet the payment obligations of the Company or Affiliate, such deficiency shall be paid by the Affiliate or the Company, as the case may be.

        9.4      Taxes. The Company or an Affiliate shall withhold as a condition of payment hereunder, or as a condition of the crediting of Units hereunder, the amount of any income, employment or other taxes required to be withheld under applicable Federal or state law. Any such taxes may be withheld from the amount of a distribution hereunder or from any amount otherwise payable from the Company or an Affiliate to an affected Participant herein.

        9.5      Shareholder Rights. No Participant or Beneficiary shall have any voting or other shareholder rights on account of his or her status as such or with respect to any Units credited to an Account established hereunder.

ARTICLE X
MISCELLANEOUS

        10.1      Termination of Plan. The Board of Directors shall have the right, at any time, to terminate this Plan; provided, however, that in no event shall a termination reduce the amount then allocated to a Participant’s Account or Accounts hereunder. The Board shall provide written notice of such termination to each Participant hereunder. As of the effective date of any such termination:

a.	No additional Units shall be credited to Accounts hereunder in accordance with Section 4.3a hereof;

b.	Units then credited to a Participant’s Account shall continue to be credited with Dividend Equivalent Units in accordance with Sections 4.3c and 4.3d hereof; and

c.	Distribution of a Participant’s Account shall be made in accordance with his or her Schedule A, which shall remain subject to modification in accordance with Section 5.6 hereof.

        10.2      Code Section 409A. This Plan is intended to comply and shall be interpreted and construed in a manner consistent with the provisions of Code Section 409A, including any rule or regulation promulgated thereunder. The provisions of this Plan shall not be deemed applicable to the Prior Plan or to constitute a material modification with respect to such Prior Plan. In the event that any provision of the Plan would cause an amount deferred hereunder to be subject to tax under the Code prior to the time such amount is paid to a Participant, such provision shall, without the necessity of further action by the Board or the Committee, be deemed null and void as of the Effective Date.

        10.3      Inurement. This Plan shall be binding upon and shall inure to the benefit of the Company and each Participant hereto and their respective heirs, executors, administrators, successors and assigns.

        10.4      No Effect on Other Benefits. Any compensation paid or benefits provided to a Participant shall be in addition to, and not in lieu of, the benefits provided to such Participant under this Plan. Nothing in this Plan shall be construed as limiting, varying or reducing the provision of any benefit available to a Participant, such Participant’s estate or Beneficiary pursuant to any employment agreement, retirement plan, including any qualified pension or profit-sharing plan, health, disability or life insurance plan or any other form of agreement or arrangement between the Company and/or an Affiliate and a Participant.

        10.5      Amendment and Modification. The Board of Directors of the Company may amend this Plan, in its discretion. In addition, the Committee shall possess the authority to amend the Plan, any Schedule A executed in connection with the Plan or any ancillary form or document related to the Plan, to facilitate its administration, to ensure that the Plan is deemed an unfunded plan of deferred compensation within the meaning of the Code or ERISA, or otherwise to comply or make consistent with applicable law. Any amendment that reduces the amount then credited to a Participant’s Accounts shall be effective only with the written consent of each such Participant.

        Notwithstanding the foregoing, however, the consent of any Participant or Beneficiary shall not be required if the Board of Directors or the Committee, as the case may be, reasonably determines that an amendment or modification is necessary to ensure that amounts credited to a Participant’s Accounts are not subject to Federal income taxation until withdrawn or distributed or to ensure that the Plan is deemed to be unfunded or maintained for the benefit of a select group of management employees within the meaning of ERISA.

        10.6      Governing Law. This Plan is governed by the internal laws of the State of Louisiana, in all respects, including matters of construction, validity and performance.

        10.7      Merger or Consolidation. In the event of a merger or a consolidation by the Company with another corporation or entity, or the acquisition of substantially all of the assets or outstanding stock of the Company by another corporation or entity, then and in such event, the obligations and responsibilities of the Company under this Plan shall be assumed by any such successor or acquirer, and all of the rights, privileges and benefits of the Participants and Beneficiaries hereunder shall continue.

        10.8      Entire Plan. This Plan, any written amendments hereto, Schedule A, and each designation of a Beneficiary hereunder shall be deemed to contain all the terms and provisions of the Plan and shall constitute the entire Plan.

        THIS PLAN was approved by the Board of Directors of Hibernia Corporation on July 20, 2005, to be effective as of the date first set forth above.

HIBERNIA CORPORATION By: J. Herbert Boydstun Its: President and CEO

HIBERNIA CORPORATION
2005 SUPPLEMENTAL STOCK COMPENSATION PLAN

EXHIBIT A

INITIAL PARTICIPANTS

        Set forth below are the individuals who shall be deemed Participants in the Plan as of the Effective Date.

Initial Participants	Initial Account Balances

[41 names omitted and initial account balances for 4 participants omitted]